UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2026

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Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-36863	13-3060083
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Offer to Exchange MBI Term Loans

On June 22, 2026, Cable One, Inc. (the “Company”) commenced an offer (the “MBI Term Loan Exchange Offer”) to lenders (the “MBI Lenders”) of the senior secured term loans (the “MBI Term Loans”) outstanding under that certain Credit Agreement, dated as of November 12, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “MBI Credit Agreement”), among Mega Broadband Investments Holdings LLC (“MBI”), as borrower, the lenders from time to time party thereto and Truist Bank, as administrative agent, to exchange their MBI Term Loans for a combination of (i) cash, (ii) new first lien “first out” term loans of the Company (the “New FLFO Term Loans”) under a new credit facility to be entered into by the Company (the “FLFO Facility”) and (iii) new first lien “second out” term loans of the Company under a new credit facility to be entered into by the Company (the “New FLSO Term Loans” and, together with the New FLFO Term Loans, the “New CABO Term Loans”).

The specific combination of cash, New FLFO Term Loans and New FLSO Term Loans to be received by MBI Lenders participating in the MBI Term Loan Exchange Offer will depend on the level and timing of participation by such MBI Lenders. Under the terms of the MBI Term Loan Exchange Offer, subject to the Company Election (as defined below):

A.	any MBI Lender that delivers a Lender Acceptance (as defined below) to the designated exchange agent on or prior to 3:00 p.m., New York City time, on June 22, 2026 (each MBI Lender delivering a Lender Acceptance on or prior to such time, an “Early Participating Lender” and collectively, the “Early Participating Lenders”) will receive, in exchange for its existing MBI Term Loans, either:

1.	in the event the aggregate principal amount of MBI Term Loans of the Early Participating Lenders exceeds 50.01% of the outstanding principal amount of MBI Term Loans (such 50.01% amount, the “Early Exchange Cap”), a combination of (i) such Early Participating Lender’s pro rata share (calculated as a percentage of the MBI Term Loans of the Early Participating Lenders) of (a) an amount equal to 25.005% of the aggregate amount of all MBI Terms Loans outstanding as of the closing date of the MBI Term Loan Exchange Offer (the “Closing Date”) (immediately prior to giving effect to the exchange transactions) in cash and (b) an amount equal to 25.005% of the aggregate amount of all MBI Terms Loans outstanding as of the Closing Date (immediately prior to giving effect to the exchange transactions) in New FLFO Term Loans and (ii) the remainder in New FLSO Term Loans; or

2.	otherwise, a combination of (i) 50.0% of the aggregate principal amount of the MBI Term Loans of such Early Participating Lender in cash and (ii) 50.0% of the aggregate principal amount of the MBI Term Loans of such Early Participating Lender in New FLFO Term Loans; or

B.	any MBI Lender that delivers a Lender Acceptance to the designated exchange agent after 3:00 p.m., New York City time, on June 22, 2026 (each MBI Lender delivering a Lender Acceptance after such time, a “Late Participating Lender” and collectively, the “Late Participating Lenders”) will receive, in exchange for its existing MBI Term Loans:

1.	in the event the aggregate principal amount of MBI Term Loans of the Early Participating Lenders does not exceed the Early Exchange Cap, on a first-come first-served basis, solely to the extent that the aggregate principal amount of MBI Term Loans of such Late Participating Lender, together with all MBI Term Loans of the earlier participating MBI Lenders, does not exceed the Early Exchange Cap, a combination of (i) 50.0% of the aggregate principal amount of the MBI Term Loans of such Late Participating Lender in cash and (ii) 50.0% of the aggregate principal amount of the MBI Term Loans of such Late Participating Lender in New FLFO Term Loans; and/or

2.	otherwise, 100% of the aggregate principal amount of the MBI Term Loans of such Late Participating Lender in New FLSO Term Loans; or

C.	notwithstanding the foregoing clauses (A) and (B), the Company may elect, in its sole and absolute discretion, to determine the allocation of exchange consideration on a first-come first-served basis based upon the order in which Lender Acceptances are received, in which case, any MBI Lender that delivers a Lender Acceptance to the designated exchange agent will receive, in exchange for its existing MBI Term Loans, on a first-come first-served basis:

1.	if, and solely to the extent that the aggregate principal amount of MBI Term Loans of such participating MBI Lender, together with all MBI Term Loans of all earlier participating MBI Lenders, does not exceed the Early Exchange Cap, a combination of (i) 50.0% of the aggregate principal amount of the MBI Term Loans of such participating MBI Lender in cash and (ii) 50.0% of the aggregate principal amount of the MBI Term Loans of such participating MBI Lender in New FLFO Term Loans; and/or

2.	otherwise, 100% of the aggregate principal amount of the MBI Term Loans of such participating MBI Lender in New FLSO Term Loans.

MBI Lenders who do not participate in the MBI Term Loan Exchange Offer will remain lenders under the MBI Credit Agreement, which may be amended in connection with the transactions contemplated by the MBI Term Loan Exchange Offer.

The New CABO Term Loans are expected to be secured on a first-priority lien basis by substantially all assets of the Company and its restricted subsidiaries that guarantee the Company’s existing credit facilities, and will be pari passu in right of payment with all of the Company’s existing or future senior indebtedness, but, in connection with the exercise of remedies (including distributions of cash, securities or other property on account of the value of such collateral in a bankruptcy, insolvency, reorganization or similar proceedings), the New FLSO Term Loans, together with any other existing or future first lien “second out” indebtedness of the Company, will have second-priority with respect to certain payments from the proceeds of the collateral.

The New FLFO Term Loans are expected to bear interest at a rate per annum equal to Term SOFR plus 2.25% (or, at the Company’s option, the alternate base rate plus 1.25%) and are expected to mature on a date that is no later than six (6) years from the date on which the Company enters into the FLFO Facility. The New FLSO Term Loans are expected to bear interest at a rate per annum equal to Term SOFR plus 3.00% (or, at the Company’s option, the alternate base rate plus 2.00%) and are expected to mature on a date that is no later than seven (7) years from the Closing Date. The terms of the New FLFO Term Loans and the New FLSO Term Loans (including covenants, events of default and other provisions), in each case, taken as a whole, are otherwise expected to be no worse from the perspective of the lenders thereunder than those set forth in the Company’s Fourth Amended and Restated Credit Agreement, dated as of February 22, 2023, among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto from time to time (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “CABO Credit Agreement”), except to the extent otherwise set forth in the Offer Notice (as defined below).

The Company may effect the exchange described above through the purchase of MBI Term Loans from the participating MBI Lenders by either the Company or MBI (in each case, directly or through a broker). Such purchase may be funded, or such purchased MBI Term Loans may be refinanced, as applicable, via an intercompany loan from the Company to MBI.

The MBI Term Loan Exchange Offer is expected to expire at 5:00 p.m., New York City time, on June 23, 2026, unless extended or earlier terminated by the Company. MBI Lenders who elect to participate in the MBI Term Loan Exchange Offer will execute and deliver (i) a Lender Acceptance and Exchange Offer Acceptance (each, a “Lender Acceptance”) and (ii) signature pages to the relevant definitive documentation for the transactions contemplated by the MBI Term Loan Exchange Offer, pursuant to which such participating MBI Lenders will commit to effect the exchange of their MBI Term Loans for the applicable combination cash and/or New CABO Term Loans in connection with the closing of the Company’s previously announced acquisition of the remaining equity interests in MBI that the Company does not already own (the “MBI Transaction” and such closing, the “MBI Closing”). The MBI Closing is expected to occur on or prior to October 1, 2026.

The Company reserves the right, in its sole discretion, (i) not to consummate the MBI Term Loan Exchange Offer for any reason, (ii) to consummate the MBI Term Loan Exchange Offer solely with respect to the first 75.0% of MBI Lenders that participate in the MBI Term Loan Exchange Offer (by aggregate principal amount of MBI Term Loans) or (iii) to consummate the MBI Term Loan Exchange Offer with respect to all MBI Lenders that participate in the MBI Term Loan Exchange Offer (collectively, the “Company Election”).

The Company is making the MBI Term Loan Exchange Offer pursuant to the offer materials distributed to eligible MBI Lenders. The foregoing is a summary of the material terms of the MBI Term Loan Exchange Offer and does not purport to be complete, and is subject to, and qualified by, the offer materials distributed to eligible MBI Lenders (the “Offer Notice”), a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.

Other Contemplated Potential Refinancing Transactions

In addition to the MBI Term Loan Exchange Offer, the Company expects to incur new first lien “second out” indebtedness, the proceeds of which are expected to be used to fund the MBI Transaction, MBI Term Loan Exchange Offer and to refinance certain of its secured indebtedness. In connection therewith, the Company expects to enter into refinancing transactions pursuant to which some or all of the revolving commitments, revolving loans and term loans under the CABO Credit Agreement will be replaced with new revolving commitments, revolving loans and New FLFO Term Loans. Following these transactions, the Company expects to have a new $1.0 billion revolving credit facility with a 5-year maturity.

Neither this Current Report on Form 8-K nor any exhibit hereto constitutes an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This current report may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the Company’s industry, business, strategy, technologies, acquisitions and strategic investments, market expansion plans, dividend policy, capital allocation, financing strategy, the purchase price payable pursuant to the put option associated with the remaining equity interests in MBI which was exercised on January 2, 2026 (such purchase price, the “Put Price”) and the anticipated timeline to consummate such transaction, the Company’s ability and sources of capital to fund the Put Price, MBI’s future indebtedness and the Company’s financial results and financial condition. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company’s latest Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”):

•	rising levels of competition from historical and new entrants in the Company’s markets;

•	recent and future changes in technology, and the Company’s ability to develop, deploy and operate new technologies, service offerings and customer service platforms;

•	risks associated with the Company’s use of artificial intelligence;

•	the Company’s ability to grow its residential data and business data revenues and customer base;

•	increases in programming costs and retransmission fees;

•	the Company’s ability to obtain hardware, software and operational support from vendors, including the potential impacts of changes in trade policy and tariffs;

•	risks relating to existing or future acquisitions and strategic investments by the Company, including risks associated with the exercise of the put option associated with the remaining equity interests in MBI and the acquisition and integration of MBI;

•	the integrity and security of the Company’s network and information systems;

•	the impact of possible security breaches and other disruptions, including cyber-attacks;

•	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;

•	the Company’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures;

•	impairments of intangible assets and goodwill;

•	legislative or regulatory efforts to impose new requirements on the Company’s data services;

•	additional regulation of the Company’s video and voice services or changes to government subsidy programs;

•	the Company’s ability to renew cable system franchises;

•	increases in pole attachment costs;

•	changes in local governmental franchising authority and broadcast carriage regulations;

•	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;

•	the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;

•	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;

•	risks associated with the Company’s indebtedness, including the Company’s ability to pay dividends on, make distributions in respect of, repurchase or redeem, capital stock;

•	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes;

•	adverse economic conditions, labor shortages, supply chain disruptions, changes in rates of inflation and the level of move activity in the housing sector;

•	pandemics, epidemics or disease outbreaks, such as the COVID-19 pandemic, have, and may in the future, disrupt the Company’s business and operations, which could materially affect the Company’s business, financial condition, results of operations and cash flows;

•	lower demand for the Company’s residential data and business data products;

•	fluctuations and/or declines in the Company’s stock price;

•	dilution from equity awards, convertible indebtedness and potential future convertible debt and stock issuances;

•	damage to the Company’s reputation or brand image;

•	the Company’s ability to retain key employees (whom the Company refers to as associates);

•	the Company’s ability to successfully transition to its new Chief Executive Officer;

•	the Company’s ability to incur future indebtedness;

•	provisions in the Company’s charter that could limit the liabilities for directors; and

•	the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to those described under “Risk Factors” in its latest Annual Report on Form 10-K and in its subsequent filings with the SEC.

Any forward-looking statements made by the Company in this current report speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 9.01 Financial Statements and Exhibits.

The following Exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Exchange Offer Notice, dated as of June 22, 2026, relating to the MBI Term Loan Exchange Offer.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Christopher J. Arntzen
	Name:	Christopher J. Arntzen
	Title:	Senior Vice President, General Counsel and Secretary

Date: June 22, 2026